SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                    _________________________________________

                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





      Date of report (Date of earliest event reported):   December 31, 2000





                           WEINGARTEN REALTY INVESTORS
                           ---------------------------
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------



                                     1-9876
                            (Commission File Number)
                            ------------------------




                        Texas                               74-1464203
          ----------------------------------            ------------------
             (State or other jurisdiction of              (I.R.S. Employer
             incorporation or organization)              Identification No.)

2600 Citadel Plaza Drive, Suite 300, Houston, Texas            77008
---------------------------------------------------          ----------
     (Address of principal executive offices)                (Zip Code)




       Registrant's telephone number, including area code: (713) 866-6000
                                                           --------------

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     During the year ended December 31, 2000, Weingarten Realty Investors acquired ten retail centers and five industrial projects. Material factors considered in each of the acquisitions made by WRI include historical and prospective financial performance of the center, credit quality of the tenancy, local and regional demographics, location and competition, ad valorem tax rates, condition of the property and the related anticipated level of capital expenditures required. The total investment in acquisitions during 2000 was $164.8 million. Audited financial statements and unaudited pro forma financial information on these properties are submitted in ITEM 7. below.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

     The following financial statements, pro forma financial statements and exhibits are filed as part of this report:

     (a)  Financial  statements  of  businesses  acquired:

          1.  Westland  Fair  Shopping  Center

              (i)    Independent  Auditors'  Report

              (ii) Statement of Revenue and Certain Expenses for the Year Ended December 31, 1999

              (iii)  Notes  to  Statement  of  Revenue  and  Certain  Expenses

          2.  Kohl's  Shopping  Center

              (i)    Independent  Auditors'  Report

              (ii) Statement of Revenue and Certain Expenses for the Year Ended December 31,1999

              (iii)  Notes  to  Statement  of  Revenue  and  Certain  Expenses

          3.  Regency  Park  Shopping  Center

              (i)    Independent  Auditors'  Report

              (ii) Statement of Revenue and Certain Expenses for the Year Ended June 30, 2000

              (iii)  Notes  to  Statement  of  Revenue  and  Certain  Expenses

     (b) Pro Forma Condensed Financial Statement (unaudited) of Weingarten Realty Investors, the Acquired Properties and Other Acquisitions*

          1. Pro Forma Condensed Statement of Consolidated Income for the Year Ended December 31, 2000

          2.  Notes  and  Significant  Assumptions

     (c)  Exhibits:

          Included herewith is Exhibit No. 23.1, the Consent of the Independent Accountants
_______________
* A Pro Forma Consolidated Balance Sheet as of December 31, 2000 is not presented as all acquisitions covered by this Current Report on Form 8-K were completed prior to December 31, 2000 and, accordingly, are reflected in the Consolidated Balance Sheet included in WRI's Annual Report on Form 10-K for the year then ended.

WESTLAND  FAIR  SHOPPING  CENTER


INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
      Weingarten  Realty  Investors:

We have audited the accompanying statement of revenue and certain expenses of Westland Fair Shopping Center (the "Center") for the year ended December 31, 1999. This statement of revenue and certain expenses is the responsibility of the Center's management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenue and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Weingarten Realty Investors. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the Center's revenue and expenses.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Westland Fair Shopping Center for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.




Deloitte  &  Touche  LLP
Houston,  Texas
January  26,  2001


                             WESTLAND FAIR SHOPPING CENTER
                       STATEMENT OF REVENUE AND CERTAIN EXPENSES
                         FOR THE YEAR ENDED DECEMBER 31, 1999


REVENUE:
    Rental . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $3,393,289
    Tenant reimbursements. . . . . . . . . . . . . . . . . . . . . . . . .     633,417
                                                                            ----------
              Total Revenue. . . . . . . . . . . . . . . . . . . . . . . .   4,026,706
                                                                            ----------

CERTAIN EXPENSES:
    Property operating and maintenance . . . . . . . . . . . . . . . . . .     547,668
    Real estate taxes and assessments. . . . . . . . . . . . . . . . . . .     350,766
                                                                            ----------
              Total Certain Expenses . . . . . . . . . . . . . . . . . . .     898,434
                                                                            ----------

EXCESS OF REVENUE OVER CERTAIN EXPENSES. . . . . . . . . . . . . . . . . .  $3,128,272
                                                                            ==========

See  accompanying  notes  to  statement  of  revenue and certain expenses.

                         WESTLAND FAIR SHOPPING CENTER
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1999

1.     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

ORGANIZATION - The accompanying statement of revenue and certain expenses includes the operations of Westland Fair Shopping Center (the "Center"), a 465,000 square foot shopping center in Las Vegas, Nevada. The Center was acquired by Weingarten Realty Investors ("WRI") on December 29, 2000 for approximately $37 million. WRI is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

BASIS OF PRESENTATION - The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of WRI.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by WRI in the future operations of the Center have been excluded. Excluded expenses consist of interest, depreciation and amortization, property expenses and general and administrative costs not directly comparable to the future operations of the Center.

REVENUE RECOGNITION - Rental revenue is generally recognized on a straight-line basis over the life of the lease for operating leases. Tenant reimbursements (payments for taxes, maintenance expenses and insurance by the lessees) are estimated and accrued over the fiscal year. Revenue based on a percentage of tenants' sales is recognized only after the tenant exceeds their sales breakpoint.

USE OF ESTIMATES - The preparation of the financial statement requires management to make use of estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

2.     RENTALS  UNDER  OPERATING  LEASES

Future minimum rental income from non-cancelable operating leases at December 31, 1999 is: $2,920,459 in 2000, $2,409,648 in 2001, $2,017,285 in 2002,
$1,653,350  in  2003,  $1,383,249  in  2004  and  $4,829,806  thereafter.

KOHL'S  SHOPPING  CENTER



INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

We have audited the accompanying statement of revenue and certain expenses of Kohl's Shopping Center (the "Center") for the year ended December 31, 1999. This statement of revenue and certain expenses is the responsibility of the Center's management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenue and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Weingarten Realty Investors. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the Center's revenue and expenses.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Kohl's Shopping Center for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.




Deloitte  &  Touche  LLP
Houston,  Texas
January  31,  2001



                                KOHL'S SHOPPING CENTER
                       STATEMENT OF REVENUE AND CERTAIN EXPENSES
                         FOR THE YEAR ENDED DECEMBER 31, 1999


REVENUE:
    Rental . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $1,093,527
    Tenant reimbursements. . . . . . . . . . . . . . . . . . . . . . . . .     392,398
                                                                            ----------
              Total Revenue. . . . . . . . . . . . . . . . . . . . . . . .   1,485,925
                                                                            ----------

CERTAIN EXPENSES:
    Property operating and maintenance . . . . . . . . . . . . . . . . . .      57,648
    Real estate taxes and assessments. . . . . . . . . . . . . . . . . . .     359,619
                                                                            ----------
              Total Certain Expenses . . . . . . . . . . . . . . . . . . .     417,267
                                                                            ----------

EXCESS OF REVENUE OVER CERTAIN EXPENSES. . . . . . . . . . . . . . . . . .  $1,068,658
                                                                            ==========

See  accompanying  notes  to  statement  of  revenue and certain expenses.

                             KOHL'S SHOPPING CENTER
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1999

1.     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

ORGANIZATION - The accompanying statement of revenue and certain expenses includes the operations of Kohl's Shopping Center (the "Center"), a 116,000 square foot shopping center in West Topeka, Kansas. The Center was acquired by Weingarten Realty Investors ("WRI") on April 24, 2000 for approximately $11.5 million. WRI is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

BASIS OF PRESENTATION - The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of WRI.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by WRI in the future operations of the Center have been excluded. Excluded expenses consist of interest, depreciation and amortization, property expenses and general and administrative costs not directly comparable to the future operations of the Center.

REVENUE RECOGNITION - Rental revenue is generally recognized on a straight-line basis over the life of the lease for operating leases. Tenant reimbursements (payments for taxes, maintenance expenses and insurance by the lessees) are estimated and accrued over the fiscal year. Revenue based on a percentage of tenants' sales is recognized only after the tenant exceeds their sales breakpoint.

USE OF ESTIMATES - The preparation of the financial statement requires management to make use of estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

2.     RENTALS  UNDER  OPERATING  LEASES

Future minimum rental income from non-cancelable operating leases at December 31, 1999 is: $1,126,680 in 2000, $1,192,983 in 2001, $1,192,983 in 2002,
$1,192,983  in  2003,  $1,192,983  in  2004  and  $10,784,430  thereafter.

REGENCY  PARK  SHOPPING  CENTER



INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

We have audited the accompanying statement of revenue and certain expenses of Regency Park Shopping Center (the "Center") for the year ended June 30, 2000. This statement of revenue and certain expenses is the responsibility of the Center's management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenue and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Weingarten Realty Investors. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the Center's revenue and expenses.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Regency Park Shopping Center for the year ended June 30, 2000, in conformity with accounting principles generally accepted in the United States of America.




Deloitte  &  Touche  LLP
Houston,  Texas
March  19,  2001



                             REGENCY PARK SHOPPING CENTER
                       STATEMENT OF REVENUE AND CERTAIN EXPENSES
                           FOR THE YEAR ENDED JUNE 30, 2000


REVENUE:
    Rental . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $2,706,754
    Tenant reimbursements. . . . . . . . . . . . . . . . . . . . . . . . .     742,216
                                                                            ----------
              Total Revenue. . . . . . . . . . . . . . . . . . . . . . . .   3,448,970
                                                                            ----------

CERTAIN EXPENSES:
    Property operating and maintenance . . . . . . . . . . . . . . . . . .     336,825
    Real estate taxes and assessments. . . . . . . . . . . . . . . . . . .     485,468
                                                                            ----------
              Total Certain Expenses . . . . . . . . . . . . . . . . . . .     822,293
                                                                            ----------

EXCESS OF REVENUE OVER CERTAIN EXPENSES. . . . . . . . . . . . . . . . . .  $2,626,677
                                                                            ==========

See  accompanying  notes  to  statement  of  revenue and certain expenses.

                          REGENCY PARK SHOPPING CENTER
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                        FOR THE YEAR ENDED JUNE 30, 2000

1.     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

ORGANIZATION - The accompanying statement of revenue and certain expenses includes the operations of Regency Park Shopping Center (the "Center"), a 202,000 square foot shopping center located in Overland Park, Kansas. The Center was acquired by Weingarten Realty Investors ("WRI") on August 4, 2000 for approximately $27 million. WRI is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

BASIS OF PRESENTATION - The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of WRI.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by WRI in the future operations of the Center have been excluded. Excluded expenses consist of interest, depreciation and amortization, property expenses and general and administrative costs not directly comparable to the future operations of the Center.

REVENUE RECOGNITION - Rental revenue is generally recognized on a straight-line basis over the life of the lease for operating leases. Tenant reimbursements (payments for taxes, maintenance expenses and insurance by the lessees) are estimated and accrued over the fiscal year. Revenue based on a percentage of tenants' sales is recognized only after the tenant exceeds their sales breakpoint.

USE OF ESTIMATES - The preparation of the financial statement requires management to make use of estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

2.     RENTALS  UNDER  OPERATING  LEASES

Future  minimum  rental  income from non-cancelable operating leases at June 30,
2000  is:   $2,429,459  in  2001,  $2,280,211  in  2002,  $2,226,846  in  2003,
$2,104,709  in  2004,  $1,744,519  in  2005  and  $4,238,048  thereafter.

                           WEINGARTEN REALTY INVESTORS
              PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                          YEAR ENDED DECEMBER 31, 2000
                                   (Unaudited)

                    (in thousands, except per share amounts)

This unaudited Pro Forma Condensed Statement of Consolidated Income is presented as if (A) the acquisitions of the acquired properties and (B) the acquisition of other properties, as set forth in the Notes and Significant Assumptions, had occurred as of January 1, 2000. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. This unaudited Pro Forma Condensed Statement of Consolidated Income is not necessarily indicative of what actual results of operations would have been had these transactions occurred on January 1, 2000, nor does it purport to represent the results of operations for future periods.



                                                                          Adjustment       Adjustment
                                                                         for Acquired      for Other         Pro
                                                           Historical   Properties(A)   Acquisitions(B)     Forma
                                                          ------------  --------------  ----------------  ---------
Revenue:

    Rentals . . . . . . . . . . . . . . . . . . . . . . . $   264,552   $       6,135   $         9,902   $280,589
    Interest. . . . . . . . . . . . . . . . . . . . . . .       5,638               9                34      5,681
    Other . . . . . . . . . . . . . . . . . . . . . . . .       3,184             109                73      3,366
                                                          ------------  --------------  ----------------  ---------
        Total Revenue . . . . . . . . . . . . . . . . . .     273,374           6,253            10,009    289,636
                                                          ------------  --------------  ----------------  ---------

Expenses:

    Operating . . . . . . . . . . . . . . . . . . . . . .      40,268           1,104             1,381     42,753
    Ad Valorem Taxes. . . . . . . . . . . . . . . . . . .      34,170             715               832     35,717
    Depreciation & Amortization . . . . . . . . . . . . .      58,518           1,027             1,272     60,817
    Interest. . . . . . . . . . . . . . . . . . . . . . .      45,545           4,160             4,574     54,279
    General &  Administrative . . . . . . . . . . . . . .       8,213                                        8,213
                                                          ------------  --------------  ----------------  ---------
        Total Expenses. . . . . . . . . . . . . . . . . .     186,714           7,006             8,059    201,779
                                                          ------------  --------------  ----------------  ---------

Income (Loss) from Operations . . . . . . . . . . . . . .      86,660            (753)            1,950     87,857
Minority Interest in Income of Partnerships . . . . . . .      (8,041)                           (1,599)    (9,640)
Gain on Sales of Property . . . . . . . . . . . . . . . .         382                                          382
                                                          ------------  --------------  ----------------  ---------

Net Income (Loss) . . . . . . . . . . . . . . . . . . . . $    79,001   $        (753)  $           351   $ 78,599
                                                          ============  ==============  ================  =========

Net Income (Loss) Available to Common Shareholders:
    Basic . . . . . . . . . . . . . . . . . . . . . . . . $    58,961   $        (753)  $           351   $ 58,559
                                                          ============  ==============  ================  =========
    Diluted . . . . . . . . . . . . . . . . . . . . . . . $    59,092   $        (753)  $           351   $ 58,690
                                                          ============  ==============  ================  =========

    Net Income per Common Share - Basic . . . . . . . . . $      2.20                                     $   2.19
                                                          ============                                    =========
    Net Income per Common Share - Diluted . . . . . . . . $      2.19                                     $   2.18
                                                          ============                                    =========

Weighted Average Number of Shares Outstanding:
    Basic . . . . . . . . . . . . . . . . . . . . . . . .      26,775                                       26,775
                                                          ============                                    =========
    Diluted . . . . . . . . . . . . . . . . . . . . . . .      26,931                                       26,931
                                                          ============                                    =========


                          WEINGARTEN REALTY INVESTORS
                       NOTES AND SIGNIFICANT ASSUMPTIONS
                          YEAR ENDED DECEMBER 31, 2000
                                  (Unaudited)


(A)     ACQUIRED  PROPERTIES

The aggregate purchase price for the acquisitions described below (the "Acquired Properties") was $87.2 million and was allocated between land and buildings, with the buildings being depreciated over a period of forty years. These purchases were funded under our revolving credit facility (average rate of 6.97%), with the exception of a $10.5 million of debt (average rate of 8.02%) which was assumed by WRI. Pro forma revenue and expenses, other than interest and depreciation, represent the historical amounts of the Acquired Properties.

In March, we purchased Custer Park Shopping Center, a 315,000 square foot shopping center in Plano, Texas, a suburb of Dallas. Redevelopment of this center is underway with the demolition of a portion of the buildings, construction of a 64,000 square foot Kroger supermarket and extensive renovation and remerchandising of the remainder of the project. This redevelopment should be completed in the latter half of 2001.

In April, we acquired Kohl's Shopping Center in Topeka, Kansas. This 116,000 square foot shopping center is anchored by an 80,700 square foot Kohl's
Department  Store  and  a  35,000  square  foot  Barnes  and  Noble.

In August, we purchased Regency Park Shopping Center in Overland Park, Kansas. This 202,000 square foot center is anchored by Micro Center, Border's Books and Music, Marshall's and Old Navy and represents our fifth property in this market.

In December, we purchased the 465,000 square foot Westland Fair Shopping Center, located in Las Vegas. We have managed the center for the past three years and have planned a major renovation and redevelopment of the property, including the demolition of several buildings and the development of approximately 370,000 square feet of new buildings. The redeveloped center will contain approximately 561,000 square feet when completed and will feature a 220,000 square foot Super Wal-Mart and a 115,000 square foot Home Depot.

B)     OTHER  ACQUISITIONS

The aggregate purchase price for the acquisitions described below (the "Other Acquisitions") was $77.6 million and was allocated between land and buildings, with the buildings being depreciated over a period of forty years. These purchases were funded under our revolving credit facility (average rate of 6.97%) with the exception of $10.1 million of debt (rate of 8.38%) which was assumed by WRI. Pro forma revenue and expenses, other than interest and depreciation, represent the historical amounts of the Other Acquisitions.

In June, two shopping centers were acquired in partnership with an institutional investor. Our first purchase was the Pavilions at San Mateo in Albuquerque, New Mexico. This 196,000 square foot center is anchored by Circuit City, Linens 'n Things, CompUSA and Old Navy. The second shopping center is Lone Star Pavilion in College Station, Texas. This 107,000 square foot shopping center is anchored by Best Buy, Barnes and Noble and Office Depot.

Later in August, in partnership with the same institutional investor we acquired Rockwall Market Center located in Rockwall, Texas, a suburb of Dallas. Rockwall Market Center contains 217,000 square feet and is anchored by Linens 'n Things, Ross Dress for Less, Office Max, Petco, Michael's Crafts, Pier 1 Imports and Old Navy.

Also in August, we purchased the Market at Southside, our first shopping center in the Orlando area. Anchored by a Walgreen's and Ross Dress for Less, this 97,000 square foot center is part of a 310,000 square foot center anchored by Office Depot, Publix and Albertson's.

In September, we acquired three industrial projects in Austin, Texas. Braker 2 Business Center is a 27,000 square foot office/light manufacturing facility developed in 1982. Rutland 10 Business Center is a 54,000 square foot office/service center located on 3.2 acres of land, and Southpark A, B, C consists of three one-story office/service centers located on 5.5 acres of land.

In December, we acquired the 136,000 square foot first phase of Rainbow Plaza located in Las Vegas, Nevada. WRI now owns this entire 416,000 square foot center, as Phase II of the project was acquired in 1997. Anchor tenants for the entire property include Home Depot, Lucky's Supermarket, Rite Aid Drugs, JC Penny Home Store and the Q Club.

We also acquired two industrial properties in San Antonio, Texas during December. The Interwest Business Park, an office/service center located at 6804 Alamo Downs and Parkway, was developed in 1984. The service center contains 218,000 square feet and is situated on 17 acres. Currently 100% leased, the project's major tenants include All American Sports, Janitrol and Mrs. Baird's Bakery. The second industrial property, located at 12700 O'Connor Road, contains 150,000 square feet and is situated on 10.5 acres. The office/service center, known as the O'Connor Road Business Park, is currently 92% leased with TD Industries serving as the major tenant.

Also in December, we acquired Killeen Marketplace, a 115,000 square foot shopping center in Killeen, Texas, which is located approximately 60 miles north of Austin. The center, which was developed in 2000, is anchored by Best Buy, Ross Dress for Less and Staples.


                   WEINGARTEN REALTY INVESTORS
        STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
           AND CASH TO BE MADE AVAILABLE BY OPERATIONS
       FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 2000
                          (Unaudited)

                        (in thousands)


Revenue . . . . . . . . . . . . . . . . . . . . . .  $24,016

Expenses:
      Operating . . . . . . . . . . . . . . . . . .    3,459
      Ad Valorem Taxes. . . . . . . . . . . . . . .    2,798
      Depreciation & Amortization . . . . . . . . .    3,749
      Interest. . . . . . . . . . . . . . . . . . .   11,190
                                                     -------
          Total Expenses. . . . . . . . . . . . . .   21,196
                                                     -------

Estimated Taxable Operating Gain. . . . . . . . . .    2,820

Add back depreciation & amortization. . . . . . . .    3,749
                                                     -------

Estimated Cash to be Made Available from Operations  $ 6,569
                                                     =======

Note: This statement of estimated taxable operating results and estimated cash to be made available from operations is an estimate of operating results for all properties acquired by WRI during the year ended December 31, 2000 and does not purport to reflect actual results for any period.







(c)  Exhibits

     Exhibit  Number       Description
     ---------------       -----------
          23.1             Consent  of  Deloitte  &  Touche  LLP

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              WEINGARTEN  REALTY  INVESTORS
                                              -----------------------------
                                                     (Registrant)



                                               BY:    /s/  Joe  D.  Shafer
                                              -----------------------------
                                                      Joe D. Shafer
                                                Vice President/Controller
                                              (Principal Accounting Officer)




DATE:   March 22, 2001